Exhibit 99.2

TSYS Announces Third Quarter 2006 Earnings
Page 6 of 11
TSYS Financial Highlights (Unaudited) (In thousands, except per share data)

	Three months ended September 30,			Nine Months Ended September 30,

			Percentage			Percentage
	2006	2005	Change	2006	2005	Change
Revenues
Electronic payment processing services	$232,171	224,394	3.5%	$685,532	646,199	6.1%
Merchant services	65,548	74,207	(11.7)	195,318	170,008	14.9
Other services	44,619	43,499	2.6	133,831	137,337	(2.6)
Revenues before reimbursables	342,338	342,100	0.1	1,014,681	953,544	6.4
Reimbursable items	99,477	79,869	24.6	268,589	228,652	17.5
Total revenues	441,815	421,969	4.7	1,283,270	1,182,196	8.5

Expenses
Employment expenses	139,182	121,389	14.7	380,945	334,341	13.9
Net occupancy & equipment expenses	75,811	77,134	(1.7)	226,864	212,770	6.6
Other operating expense	55,088	71,245	(22.7)	178,027	191,449	(7.0)
Expenses before reimbursables	270,081	269,768	0.1	785,836	738,560	6.4
Reimbursable items	99,477	79,869	24.6	268,589	228,652	17.5
Total operating expenses	369,558	349,637	5.7	1,054,425	967,212	9.0

Operating Income	72,257	72,332	(0.1)	228,845	214,984	6.4

Other Income:
Interest income	3,363	1,592	111.2	9,297	3,889	139.1
Interest expense	(235)	(84)	(179.8)	(364)	(259)	(40.5)
Gain (loss) on foreign currency translation, net	282	66	327.3	195	(761)	125.6
Other Income	3,410	1,574	116.6	9,128	2,869	218.2

Income before Income Taxes, Minority Interest
and Equity in Income of Equity Investments	75,667	73,906	2.4	237,973	217,853	9.2
Income Taxes	22,380	26,777	(16.4)	78,492	78,186	0.4
Income before Minority Interest and
Equity in Income of Equity Investments	53,287	47,129	13.1	159,481	139,667	14.2
Minority Interest	(183)	(64)	(185.9)	(448)	(176)	(154.5)
Equity in Income of Equity Investments	1,202	991	21.3	3,073	5,331	(42.4)

Net Income	$54,306	48,056	13.0%	$162,106	144,822	11.9%

Basic Earnings Per Share	$0.28	0.24	13.4%	$0.82	0.73	12.0%

Diluted Earnings Per Share	$0.28	0.24	13.3%	$0.82	0.73	12.0%

Dividend Declared Per Share	$0.07	0.06		$0.20	0.16

Average Common Shares Outstanding	196,500	197,198		196,891	197,100

Average Common and Common
Equivalent Shares Outstanding	196,831	197,383		197,193	197,324

TSYS Announces Third Quarter 2006 Earnings
Page 7 of 11

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended September 30, 2006				Three Months Ended September 30, 2005
	Domestic- based support services	International- based support services	Merchant processing services	Consolidated	Domestic- based support services	International- based support services	Merchant processing services	Consolidated

Revenues before reimbursables	$242,584	44,320	59,723	346,627	244,302	31,389	70,333	346,024
Intersegment revenues	(4,258)	-	(31)	(4,289)	(3,867)	-	(57)	(3,924)
Revenues before reimbursables
from external customers	$238,326	44,320	59,692	342,338	240,435	31,389	70,276	342,100
Total revenues	$325,919	51,591	70,592	448,102	308,889	37,862	81,948	428,699
Intersegment revenues	(6,256)	-	(31)	(6,287)	(6,673)	-	(57)	(6,730)
Revenues from external customers	$319,663	51,591	70,561	441,815	302,216	37,862	81,891	421,969
Depreciation and amortization	$32,156	5,328	6,674	44,158	29,503	4,399	7,587	41,489
Intersegment expenses	$3,668	2,343	7,599	13,610	5,627	(4,294)	(8,064)	(6,731)
Segment operating income	$48,666	7,946	15,645	72,257	52,834	6,137	13,361	72,332
Income before income taxes, minority interest
and equity income of equity investments	52,688	6,602	16,377	75,667	54,823	5,483	13,600	73,906
Income tax expense	$14,722	(31)	7,689	22,380	18,381	3,227	5,169	26,777
Equity in income of equity investments	$-	1,202	-	1,202	-	991	-	991
Net Income	$38,821	6,797	8,688	54,306	36,238	3,353	8,465	48,056
Identifiable assets	1,410,363	285,917	240,979	1,937,259
Intersegment eliminations	(416,964)	(195)	(143)	(417,302)
Total assets	993,399	285,722	240,836	1,519,957

	Nine Months Ended September 30, 2006				Nine Months Ended September 30, 2005
	Domestic- based support services	International- based support services	Merchant processing services	Consolidated	Domestic- based support services	International- based support services	Merchant processing services	Consolidated

Revenues before reimbursables	$740,341	109,178	178,729	1,028,248	713,390	92,717	156,486	962,593
Intersegment revenues	(13,471)	-	(96)	(13,567)	(8,946)	-	(103)	(9,049)
Revenues before reimbursables
from external customers	$726,870	109,178	178,633	1,014,681	704,444	92,717	156,383	953,544
Total revenues	$963,855	128,163	211,659	1,303,677	904,700	109,604	182,877	1,197,181
Intersegment revenues	(20,311)	-	(96)	(20,407)	(14,882)	-	(103)	(14,985)
Revenues from external customers	$943,544	128,163	211,563	1,283,270	889,818	109,604	182,774	1,182,196
Depreciation and amortization	$95,759	14,101	20,446	130,306	84,209	12,416	12,073	108,698
Intersegment expenses	$18,949	(15,448)	(23,864)	(20,363)	24,861	(21,833)	(18,022)	(14,994)
Segment operating income	$176,412	12,029	40,404	228,845	176,346	8,143	30,495	214,984
Income before income taxes, minority interest
and equity income of equity investments	186,170	9,718	42,085	237,973	180,558	6,345	30,950	217,853
Income tax expense	$58,636	2,461	17,395	78,492	61,003	4,294	12,889	78,186
Equity in income of equity investments	$-	3,073	-	3,073	-	2,090	3,241	5,331
Net Income	$128,352	9,064	24,690	162,106	118,692	4,773	21,357	144,822

Note:

Revenues for domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from merchant processing services include Vital's merchant processing and related services.

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TSYS Announces Third Quarter 2006 Earnings
Page 8 of 11

TSYS
Balance Sheet
(Unaudited)
(In thousands)

	Sept. 30, 2006	Dec 31, 2005
Assets
Current assets:
Cash and cash equivalents	$255,722	237,569
Restricted cash	38,069	29,688
Accounts receivable, net	233,359	184,532
Deferred income tax assets	20,147	15,264
Prepaid expenses and other current assets	45,365	45,236
Total current assets	592,662	512,289
Computer software, net	230,715	267,988
Property and equipment, net	266,993	267,979
Contract acquisition costs, net	172,988	163,861
Goodwill, net	143,595	112,865
Equity investments, net	60,410	42,731
Other intangible assets, net	26,349	13,580
Other assets	26,245	29,604
Total assets	$1,519,957	1,410,897

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$44,673	29,464
Accrued salaries and employee benefits	65,451	84,348
Current portion of obligations under capital leases	2,337	2,078
Other current liabilities	163,557	161,122
Total current liabilities	276,018	277,012
Deferred income tax liabilities	72,145	89,478
Obligations under capital leases excluding current portion	1,740	3,555
Other long-term liabilities	30,636	24,398
Total liabilities	380,539	394,443
Minority interest in consolidated subsidiary	4,114	3,682
Shareholders' Equity:
Common stock	19,840	19,797
Additional paid-in capital	62,635	50,666
Treasury stock	(34,601)	(12,841)
Accumulated other comprehensive income	15,305	5,685
Retained earnings	1,072,125	949,465
Total shareholders' equity	1,135,304	1,012,772
Total liabilities and shareholders' equity	$1,519,957	1,410,897

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TSYS Announces Third Quarter 2006 Earnings
Page 9 of 11

TSYS
Cash Flow
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2006	2005

Cash flows from operating activities:
Net income	$162,106	144,822
Adjustments to reconcile net income to net cash provided by
operating activities:
Minority interests in consolidated subsidiaries' net income	448	176
Equity in income of equity investments	(3,073)	(5,331)
(Gain) loss on currency translation adjustments, net	(195)	761
Depreciation and amortization	130,306	108,698
Share-based compensation	6,574	849
Excess tax benefit from share-based payment arrangements	1,800	-
Impairment of developed software	-	3,619
Charges for (recoveries of) bad debt expense and billing
adjustments	948	5,451
Charges for transaction processing provisions	7,914	7,634
Deferred income tax (benefit) expense	(24,150)	6,574
Loss on disposal of equipment, net	105	1,802
(Increase) decrease in:
Accounts receivable	(40,765)	(40,072)
Prepaid expenses and other assets	8,923	6,962
Increase (decrease) in:
Accounts payable	14,323	(59,241)
Accrued salaries and employee benefits	(18,936)	4,408
Other liabilities	(14,849)	(63,175)
Net cash provided by operating activities	231,479	123,937

Cash flows from investing activities:
Purchase of property and equipment, net	(21,203)	(33,540)
Additions to licensed computer software from vendors	(9,650)	(10,049)
Additions to internally developed computer software	(13,699)	(17,435)
Cash acquired in acquisition	4,341	38,798
Cash used in acquisitions	(74,919)	(95,796)
Dividends received from equity investments	2,371	1,658
Contract acquisition costs	(39,578)	(11,756)
Net cash used in investing activities	(152,337)	(128,120)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	-	48,143
Principal payments on long-term debt borrowings and
capital lease obligations	(1,561)	(49,360)
Proceeds from exercise of stock options	3,725	2,920
Repurchase of common stock	(21,843)	-
Excess tax benefit from share-based payment arrangements	(1,800)	-
Dividends paid on common stock	(37,504)	(27,582)
Net cash used in financing activities	(58,983)	(25,879)
Effect of foreign currency translation on cash and cash equivalents	(2,006)	(2,388)
Net increase in cash and cash equivalents	18,153	(32,450)
Cash and cash equivalents at beginning of year	237,569	231,806
Cash and cash equivalents at end of period	$255,722	199,356

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TSYS Announces Third Quarter 2006 Earnings
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Geographic Area Data:
The following geographic area data represents revenues for the three months ended September 30 based on where the client is domiciled:

	Three Months Ended September 30,
(dollars in millions):	2006	%	2005	%	% Chg
United States	$359.6	81.4%	$358.1	84.9%	0.4%
Europe*	43.7	9.9	34.2	8.1	27.6
Canada	25.4	5.8	23.2	5.5	9.5
Japan	5.0	1.1	4.0	0.9	26.8
Mexico	3.2	0.7	1.9	0.5	63.2
Other*	4.9	1.1	0.6	0.1	nm
	$441.8	100.0%	$422.0	100.0%	4.7%

The following geographic area data represents revenues for the nine months ended September 30 based on where the client is domiciled:

	Nine Months Ended September 30,
(dollars in millions):	2006	%	2005	%	% Chg
United States	$1,069.8	83.3%	$998.0	84.4%	7.2%
Europe*	112.6	8.8	98.9	8.4	14.5
Canada	71.5	5.6	66.6	5.6	7.3
Japan	13.4	1.0	11.6	1.0	15.5
Mexico	8.5	0.7	5.3	0.4	60.9
Other*	7.5	0.6	1.8	0.2	nm
	$1,283.3	100.0%	$1,182.2	100.0%	8.5%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended September 30:

	Three Months Ended September 30,
	Domestic-based		International-based		Merchant processing
	support services		support services		services
(dollars in millions):	2006	2005	2006	2005	2006	2005
United States	$289.4	276.4	-	-	70.3	81.7
Europe*	0.4	0.4	43.3	33.9	-	-
Canada	25.2	23.0	-	-	0.1	0.1
Japan	-	-	5.0	4.0	-	-
Mexico	3.2	1.9	-	-	-	-
Other*	4.7	0.5	-	-	0.2	0.1
	$322.9	302.2	48.3	37.9	70.6	81.9

The following table reconciles segment revenues to revenues by reporting segment for the nine months ended September 30:

	Nine Months Ended September 30,
	Domestic-based		International-based		Merchant processing
	support services		support services		Services
(dollars in millions):	2006	2005	2006	2005	2006	2005
United States	$859.0	815.7	-	-	210.8	182.1
Europe*	1.1	1.0	111.5	98.0	-	-
Canada	71.1	66.4	-	-	0.4	0.3
Japan	-	-	13.4	11.6	-	-
Mexico	8.5	5.3	-	-	-	-
Other*	7.0	1.4	-	-	0.5	0.4
	$946.7	889.8	124.9	109.6	211.7	182.8

*Geographic area revenue by operating segment has been restated in 2005 to reflect the changes in operating segment.
nm = not meaningful
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TSYS Announces Third Quarter 2006 Earnings
Page 11 of 11

Supplemental Information:
	Accounts on File at September 30,
(in millions)	2006	%	2005	%	% Change
Consumer	259.3	64.8%	264.1	61.4%	(1.8)%
Retail*	51.5	12.9	85.4	19.9	(39.7)
Commercial	32.5	8.1	30.1	7.0	7.9
Government services/EBT	20.7	5.2	18.3	4.3	13.3
Stored Value*	31.7	7.9	24.7	5.7	28.3
Debit	4.3	1.1	7.5	1.7	(41.7)
	400.0	100.0%	430.1	100.0%	(7.0)%

* Certain accounts previously classified as Retail have been reclassified as Stored Value to conform with the presentation adopted in the second quarter of 2006.

(in millions)	September 30, 2006	September 30, 2005	% Change
QTD Average Accounts on File	385.8	424.6	(9.2)%
YTD Average Accounts on File	413.6	389.4	6.2

	Accounts on File at September 30,
(in millions)	2006	%	2005	%	% Change
Domestic	334.8	83.7%	375.3	87.3%	(10.8)%
International	65.2	16.3	54.8	12.7	19.0
	400.0	100.0%	430.1	100.0%	(7.0)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

Growth in Accounts on File (in millions):
	September 2005 to September 2006	September 2004 to September 2005
Beginning balance	430.1	315.3
Change in accounts on file due to:
Internal growth of existing clients	38.0	44.5
New clients	33.1	79.3
Purges/Sales	(13.9)	(7.9)
Deconversions	(87.3)	(1.1)
Ending balance	400.0	430.1

Number of Employees (FTEs):	2006	2005
At September 30,	6,779	6,522
Quarterly average for period ended September 30,	6,639	6,483
YTD average for period ended September 30,	6,616	6,223

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